Exhibit 10.1

Amended and Restated REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of October 1, 2026, by and among (i) WISeSat.Space Holdings Corp., a British Virgin Islands company (including any successor entity thereto, “Pubco”), (ii) Columbus Acquisition Corp., a Cayman Islands exempted company (together with its successors, “CAC”), (iii) Hercules Capital Management VII Corp., a British Virgin Islands company (“Sponsor”), (iv) each of the undersigned parties that were “Investors” under the Original Agreement (as defined below), together with the limited partners of Sponsor that are parties hereto (the “CAC LPs”) (collectively, other than Sponsor under the Original Agreement, the “CAC Insiders” and together with Sponsor, the “CAC Investors”), (v) WISeKey International Holdings Limited, a Swiss corporation (together with its successors, including after its anticipated domestication to the British Virgin Islands, “Seller”), and (vi) the undersigned parties listed as “Insiders” on the signature pages hereto (the “Insiders”, and together with Seller, the “Exchange Investors”, and the CAC Investors and the Exchange Investors being each an “Investor”, and collectively the “Investors”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the BCA (defined below).

WHEREAS, the Sponsor holds an aggregate of 29,737 ordinary shares, par value $0.0001 per share, of CAC, the CAC LPs together hold an aggregate of 1,325,235 ordinary shares, par value $0.0001 per share, of CAC, and the former and current directors of CAC, who are included among the CAC Insiders, collectively hold an aggregate of 36,000 ordinary shares, par value $0.0001 per share, of CAC (collectively with such shares held by the Sponsor and the CAC LPs, the “Founder Shares”), and the Sponsor holds an aggregate of 234,290 units of CAC that were issued to Sponsor in a private placement that was consummated substantially concurrently with the IPO on January 24, 2025 (the “Private Units”), each unit consisting of one ordinary share and one right to receive one-seventh of one ordinary share upon the consummation of CAC’s business combination;

WHEREAS, CAC and Sponsor are parties to that certain Registration Rights Agreement dated as of January 22, 2025 (the “Original Agreement”), pursuant to which CAC granted certain registration rights to Sponsor and CAC Insiders with respect to CAC’s securities;

WHEREAS, on November 9, 2025, CAC, Pubco, the Seller, WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), WISeSat.Space Corp., a British Virgin Islands business company (the “Company”), entered into a certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “BCA”);

WHEREAS, pursuant to the BCA and subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (a) Pubco will acquire all of the issued and outstanding shares of the Company from Seller in exchange for Pubco Ordinary Shares and Pubco Class F Shares (“Exchange Shares”), such that the Company will become a wholly owned subsidiary of Pubco and the Seller will become a shareholder of Pubco, and immediately thereafter (the “Share Exchange”); (b) Merger Sub will merge with and into CAC, with CAC continuing as the surviving company (the “Merger”), as a result of which, (i) CAC shall become a wholly owned subsidiary of Pubco; and (ii) each issued and outstanding security of CAC immediately prior to the effective time of the Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco; and (c) immediately after the consummation of the Merger, the Seller may, in its sole discretion, distribute to the Seller’s shareholders (the “Parent Shareholders”) a number of Pubco Class A ordinary shares equal to up to ten percent (10%) of the Exchange Shares (the “Seller Distribution”), all upon the terms and subject to the conditions set forth in the BCA and in accordance with the provisions of applicable Law;

WHEREAS, simultaneously with the execution and delivery of the BCA, Seller entered into a lock-up agreement with Pubco and CAC (the “Seller Lock-Up Agreement”), pursuant to which Seller agreed not to transfer its Exchange Shares for a certain period of time after the Closing other than the Seller Distribution;

WHEREAS, simultaneously with the execution and delivery of the BCA, Exchange Investors, Pubco, CAC and the CAC Investors entered into certain registration rights agreement on November 9, 2025 (“First Amended and Restated Registration Agreement”), which amended and restated the Original Agreement;

WHEREAS, Sponsor distributed Founder Shares to the CAC LPs on August 24, 2026, as a result of which, the CAC LPs became holders of CAC Ordinary Shares, and effective as of October 1, 2026, the CAC LPs entered into a joinder to the Insider Letter Amendment (as defined below) (the “Insider Letter Joinder”); and

WHEREAS, the parties hereto desire to amend and restate the First Amended and Restated Registration Agreement in its entirety in the form of this Agreement in order to add certain CAC LPs as parties and to revise the terms thereof in order to reflect the transactions contemplated by the BCA, including the issuance of the Pubco Shares thereunder, and to provide the CAC LPs with certain rights relating to the registration of the Pubco Ordinary Shares received by them in exchange for their Founder Shares pursuant to the BCA.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the BCA. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“BCA” is defined in the recitals to this Agreement.

“CAC Investor Registrable Securities” means an aggregate of 1,658,732 Pubco Ordinary Shares issued by Pubco under the BCA to the CAC Investors for their Founder Shares, Private Units, and CAC Working Capital Units; and including any warrants, capital shares or other securities of Pubco issued as a dividend or other distribution with respect to or in exchange for or in replacement or consideration of the foregoing securities.

“CAC Working Capital Units” means the units into which working capital loans extended to CAC by the Sponsor or affiliates of the Sponsor or certain of the Company’s officers or directors may be convertible.

“Closing” is defined in the recitals to this Agreement.

“Company” is defined in the recitals to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Disinterested Independent Director” means an independent director serving on Pubco’s board of directors at the applicable time of determination that is disinterested in this Agreement (i.e., such independent director is not an Investor, an Affiliate of an Investor, or an officer, director, manager, employee, trustee or beneficiary of an Investor or its Affiliate, nor an immediate family member of any of the foregoing).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Exchange Investor” is defined in the preamble to this Agreement.

2

“Exchange Investor Registrable Securities” means the Exchange Shares, including any warrants, capital shares or other securities of Pubco issued as a dividend or other distribution with respect to or in exchange for or in replacement or consideration of the foregoing securities.

“Exchange Shares” is defined in the recitals to this Agreement.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Insider Letter” means that certain letter agreement, dated as of January 22, 2025, by and among CAC, Sponsor, and the other parties thereto, as amended by the Insider Letter Amendment.

“Insider Letter Amendment” means that certain amendment to the Insider Letter dated November 9, 2025 by and among CAC, Sponsor and the other parties thereto.

“Investor(s)” is defined in the preamble to this Agreement, and include any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under this Agreement and with respect to a Lock-Up Investor, its Lock-Up Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Lock-Up Agreement” means, as to each Exchange Investor, the Seller Lock-Up Agreement, and as to the CAC Investors, the Insider Letter Joinder.

“Maximum Number of Securities” is defined in Section 2.1.4.

“Merger Sub” is defined in the recitals to this Agreement.

“Original Agreement” is defined in the recitals to this Agreement.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Pro Rata” is defined in Section 2.1.4.

“Proceeding” is defined in Section 6.9.

“Pubco” is defined in the preamble to this Agreement, and shall include Pubco’s successors by merger, acquisition, reorganization or otherwise.

“Register,” “Registered” and “Registration” mean a registration or offering effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means any of the Exchange Investor Registrable Securities and the CAC Investor Registrable Securities; provided that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Pubco and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such securities are freely saleable under Rule 144 without volume limitations. Notwithstanding anything to the contrary contained herein, a Person shall be deemed to be an “Investor holding Registrable Securities” (or words to that effect) under this Agreement only if they are an Investor or a transferee of the applicable Registrable Securities (so long as they remain Registrable Securities) of any Investor permitted under this Agreement and any applicable Lock-Up Agreement. The Registrable Securities of each Investor as of the date of this Agreement are set forth on Annex A hereto.

3

“Registration Statement” means a registration statement filed by Pubco with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4, F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Share Exchange” is defined in the recitals to this Agreement.

“Seller Distribution” is defined in the recitals to this Agreement.

“Seller Lock-Up Agreement” is defined in the recitals to this Agreement.

“Short Form Registration” is defined in Section 2.3.

“Specified Courts” is defined in Section 6.9.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time after the Closing, (i) Investors holding a majority-in-interest of the Exchange Investor Registrable Securities then issued and outstanding, or (ii) Investors holding a majority-in-interest of the CAC Investor Registrable Securities, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Within thirty (30) days following receipt of any request for a Demand Registration, Pubco will notify all other Investors holding Registrable Securities of the demand, and each Investor holding Registrable Securities who wishes to include all or a portion of such Investor’s Registrable Securities in the Demand Registration (each such Investor including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify Pubco within fifteen (15) days after the receipt by the Investor of the notice from Pubco. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. Pubco shall not be obligated under this Section 2.1.1 to effect more than (x) an aggregate of two (2) Demand Registrations initiated by Investors holding Exchange Investor Registrable Securities and (y) an aggregate of two (2) Demand Registrations initiated by Investors holding CAC Investor Registrable Securities. Notwithstanding anything in this Section 2.1 to the contrary, Pubco shall not be obligated to effect a Demand Registration, (i) if a Piggy-Back Registration had been available to the Demanding Holder(s) within the one hundred twenty (120) days preceding the date of request for the Demand Registration, (ii) within sixty (60) days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant to this Section 2.1, or (iii) during any period (not to exceed one hundred eighty (180) days) following the closing of an offering of securities by Pubco if such Demand Registration would cause Pubco to breach a “lock-up” or similar provision contained in the underwriting agreement for such offering.

4

2.1.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the SEC with respect to such Demand Registration has been declared effective and Pubco has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that Pubco shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and advise Pubco as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any Demanding Holder to include its Registrable Securities in such registration shall be conditioned upon such Demanding Holder’s participation in such underwritten offering and the inclusion of such Demanding Holder’s Registrable Securities in the underwritten offering to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering by a majority-in-interest of the Investors initiating the Demand Registration and reasonably acceptable to Pubco.

2.1.4 Reduction of Offering. If the managing underwriter or underwriters for a Demand Registration that is to be an underwritten offering advises Pubco and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Pubco Ordinary Shares or other securities which Pubco desires to sell and the Pubco Ordinary Shares or other securities, if any, as to which Registration by Pubco has been requested pursuant to written contractual piggy-back registration rights held by other security holders of Pubco who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Pubco securities that are convertible into Pubco Ordinary Shares (including Pubco Class F Shares) are included in the offering, the calculations under this Section 2.1.4 shall include such Pubco securities on an as-converted to Pubco Ordinary Share basis.

5

2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwritten offering or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to Pubco and the underwriters or underwriter of their request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration in such event, then such registration shall not count as a Demand Registration provided for in Section 2.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If, at any time after the Closing, Pubco proposes to file a Registration Statement under the Securities Act with respect to the Registration of or an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by Pubco for its own account or for security holders of Pubco for their account (or by Pubco and by security holders of Pubco including pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing security holders, (iii) for an offering of debt that is convertible into equity securities of Pubco, or (iv) for a dividend reinvestment plan, then Pubco shall (x) give written notice of such proposed filing to Investors holding Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering or registration, the intended method(s) of distribution, and the name of the proposed managing underwriters or underwriter, if any, of the offering, and (y) offer to Investors holding Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Investors may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such registration by Pubco or another demanding security holder, Pubco shall use its best efforts to cause (i) such Registrable Securities to be included in such registration and (ii) the managing underwriters or underwriter of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of Pubco and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Investors holding Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriters or underwriter shall enter into an underwriting agreement in customary form with the underwriters or underwriter selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing underwriters or underwriter for a Piggy-Back Registration that is to be an underwritten offering advises Pubco and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Pubco Ordinary Shares or other Pubco securities which Pubco desires to sell, taken together with the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of Pubco, exceeds the Maximum Number of Securities, then Pubco shall include in any such registration:

(a) If the registration is undertaken for Pubco’s account: (i) first, the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

6

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Pubco Ordinary Shares or other securities for the account of the Demanding Holders, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

(c) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1: (i) first, the Pubco Ordinary Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that Pubco securities that are convertible into Pubco Ordinary Shares (including Pubco Class F Shares) are included in the offering, the calculations under this Section 2.2.2 shall include such Pubco securities on an as-converted to Pubco Ordinary Share basis. Notwithstanding anything to the contrary above, to the extent that the registration of an Investor’s Registrable Securities would prevent Pubco or the demanding shareholders from effecting such registration and offering, such Investor shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.

7

2.2.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Pubco of such request to withdraw prior to the effectiveness of the Registration Statement. Pubco (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the applicable Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, Pubco shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 (subject to the limitations set forth therein) by Investors holding Registrable Securities that requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3 Short Form Registrations. After the Closing, any Investor(s) holding Registrable Securities may at any time and from time to time, request in writing that Pubco register the resale of any or all of such Registrable Securities on Form S-3 or F-3 or any similar short-form registration which may be available at such time (“Short Form Registration”); provided, however, that Pubco shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, Pubco will promptly give written notice of the proposed registration to all other Investors holding Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such Investors’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities, if any, of any other Investors joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from Pubco; provided, however, that Pubco shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Short Form Registration is not available to Pubco for such offering; or (ii) if Investors holding Registrable Securities, together with the holders of any other securities of Pubco entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever Pubco is required to effect the registration of any Registrable Securities pursuant to Section 2, Pubco shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. Pubco shall use its best efforts to, after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the SEC a Registration Statement on any form for which Pubco then qualifies or which counsel for Pubco shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable efforts to cause such Registration Statement to become effective and use its reasonable efforts to keep it effective for the period required by Section 3.1.3; provided, however, that Pubco shall have the right to defer any Demand Registration for up to ninety (90) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if Pubco shall furnish to Investors requesting to include their Registrable Securities in such registration a certificate signed by the Chief Executive Officer, Chief Financial Officer or Chairman of Pubco stating that, in the good faith judgment of the Board of Directors of Pubco, it would be materially detrimental to Pubco and its shareholders for such Registration Statement to be effected at such time or the filing would require premature disclosure of material information which is not in the interests of Pubco to disclose at such time; provided further, however, that Pubco shall not have the right to exercise the right set forth in the immediately preceding proviso more than twice in any 365-day period in respect of a Demand Registration hereunder.

8

3.1.2 Copies. Pubco shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to Investors holding Registrable Securities included in such registration, and such Investors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Investors holding Registrable Securities included in such registration or legal counsel for any such Investors may request in order to facilitate the disposition of the Registrable Securities owned by such Investors.

3.1.3 Amendments and Supplements. Pubco shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4 Notification. After the filing of a Registration Statement, Pubco shall promptly, and in no event more than five (5) Business Days after such filing, notify Investors holding Registrable Securities included in such Registration Statement of such filing, and shall further notify such Investors promptly and confirm such advice in writing in all events within five (5) Business Days after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the SEC of any stop order (and Pubco shall take all actions required to prevent the entry of such stop order or to remove it if entered); (iv) any request by the SEC for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information; and (v) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to Investors holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the SEC a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, Pubco shall furnish to Investors holding Registrable Securities included in such Registration Statement and to the legal counsel for any such Investors, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Investors and legal counsel with a reasonable opportunity to review such documents and comment thereon; provided that such Investors and their legal counsel must provide any comments promptly (and in any event within five (5) Business Days) after receipt of such documents.

9

3.1.5 State Securities Laws Compliance. Pubco shall use its reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Investors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable Investors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or to taxation in any such jurisdiction where it is not then otherwise subject.

3.1.6 Agreements for Disposition. To the extent required by an underwriting agreement or similar agreements, Pubco shall enter into reasonable customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of Pubco in any underwriting agreement which are made to or for the benefit of any underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of Pubco, the principal financial officer of Pubco, the principal accounting officer of Pubco and all other officers and members of the management of Pubco shall reasonably cooperate in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants and potential investors.

3.1.8 Records. Pubco shall make available for inspection by Investors holding Registrable Securities included in such Registration Statement, any underwriters participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Investor holding Registrable Securities included in such Registration Statement or any underwriters, all financial and other records, pertinent corporate documents and properties of Pubco, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided that Pubco may require execution of a reasonable confidentiality agreement prior to sharing any such information.

3.1.9 Opinions and Comfort Letters. Pubco shall request its counsel and accountants to provide customary legal opinions and customary comfort letters, to the extent so reasonably required by any underwriting agreement.

3.1.10 Earnings Statement. Pubco shall comply with all applicable rules and regulations of the SEC and the Securities Act, and make available to its shareholders if reasonably required, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

10

3.1.11 Listing. Pubco shall use its best efforts to cause all Registrable Securities that are Pubco Ordinary Shares included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Pubco are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $25,000,000, Pubco shall use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the underwriters in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Pubco of the happening of any event of the kind described in Section 3.1.4(iv), or in the event that the financial statements contained in the Registration Statement become stale, or in the event that the Registration Statement or prospectus included therein contains a misstatement of material fact or omits to state a material fact due to a bona fide business purpose, or upon any suspension by Pubco, pursuant to a written insider trading compliance program adopted by Pubco’s Board of Directors, of the ability of all “insiders” covered by such program to transact in Pubco’s securities because of the existence of material non-public information, each Investor holding Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the Registration Statement is updated so that the financial statements are no longer stale, or the restriction on the ability of “insiders” to transact in Pubco’s securities is removed, as applicable, and, if so directed by Pubco, each such Investor will destroy all copies, other than permanent file copies then in such Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. Subject to Section 4, Pubco shall bear all reasonable costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Short Form Registration effected pursuant to Section 2.3, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) Pubco’s internal expenses (including all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Pubco and fees and expenses for independent certified public accountants retained by Pubco (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by Pubco in connection with such registration; and (ix) the reasonable fees and expenses (up to a maximum of $30,000 in the aggregate in connection with such registration) of one legal counsel selected by Investors holding a majority-in-interest of the Registrable Securities included in such registration for such legal counsel’s review, comment and finalization of the proposed Registration Statement and other relevant documents. Pubco shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling security holders and Pubco shall bear the expenses of the underwriters pro rata in proportion to the respective amount of securities each is selling in such offering.

11

3.4 Information. Investors holding Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by Pubco, or the managing underwriters, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws. Investors selling Registrable Securities in any offering must provide all questionnaires, powers of attorney, custody agreements, stock powers, and other documentation reasonably requested by Pubco or the managing underwriters.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Pubco. Subject to the provisions of this Section 4.1 below, Pubco agrees to indemnify and hold harmless each Investor, and each Investor’s officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls an Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Pubco of the Securities Act or any rule or regulation promulgated thereunder applicable to Pubco and relating to action or inaction required of Pubco in connection with any such registration (provided, however, that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pubco, such consent not to be unreasonably withheld, delayed or conditioned); and Pubco shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that Pubco will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Pubco, in writing, by such selling holder or Investor Indemnified Party expressly for use therein. Pubco also shall indemnify any underwriters of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such underwriters on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Investors Holding Registrable Securities. Subject to the provisions of this Section 4.2 below, each Investor selling Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Investor, indemnify and hold harmless Pubco, each of its directors and officers and each underwriters (if any), and each other selling holder and each other Person, if any, who controls another selling holder or such underwriters within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Pubco by such selling Investor expressly for use therein (provided, however, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the indemnifying Investor, such consent not to be unreasonably withheld, delayed or conditioned), and shall reimburse Pubco, its directors and officers, each underwriter and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling Investor’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Investor.

12

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (acting reasonably), consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

13

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Investor holding Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Investor from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5. RULE 144.

5.1 Rule 144. Pubco covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as Investors holding Registrable Securities may reasonably request, all to the extent required from time to time to enable such Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company shall deliver to such Holder a written certification of a duly authorized officer as to (A) whether the Company has filed (i) all reports and other materials required to be filed pursuant to Sections 13(a) or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the Company was required to file such reports and materials), other than Current Reports on Form 8-K and (ii) current “Form 10 information” (within the meaning of Rule 144 under the Securities Act) with the SEC reflecting the Company’s status as an entity that is no longer an issuer described in paragraph (i)(1)(i) of Rule 144 under the Securities Act and (B) the first date that the Company filed “Form 10 information” (within the meaning of Rule 144 under the Securities Act) with the SEC.

6. MISCELLANEOUS.

6.1 Other Registration Rights. Pubco represents and warrants that as of the date of this Agreement, no Person, other than the holders of Registrable Securities, has any right to require Pubco to register any of Pubco’s share capital for sale or to include Pubco’s share capital in any registration filed by Pubco for the sale of share capital for its own account or for the account of any other Person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part, unless Pubco first provides Investors holding Registrable Securities at least ten (10) Business Days’ prior written notice; provided that no assignment or delegation by Pubco will relieve Pubco of its obligations under this Agreement unless Investors holding a majority-in-interest of the Registrable Securities provide their prior written consent, which consent must not be unreasonably withheld, delayed or conditioned. This Agreement and the rights, duties and obligations of Investors holding Registrable Securities hereunder may be freely assigned or delegated by such Investor in conjunction with and to the extent of any transfer of Registrable Securities by such Investor which is permitted by such Investor’s applicable Lock-Up Agreement; provided that no assignment by any Investor of its rights, duties and obligations hereunder shall be binding upon or obligate Pubco unless and until Pubco shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Pubco, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or of any assignee of the Investors. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.2.

14

6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Pubco or (after the Closing) CAC: WISeSat.Space Holdings Corp. General-Guisan-Strasse 6 CH-6300 Zug Switzerland Attn: David Briffod Telephone No.: Email:

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Barry I. Grossman, Esq.
          Matthew A. Gray, Esq.
Telephone No.: (212) 370-1300
Email: bigrossman@egsllp.com
            mgray@egsllp.com

If to Sponsor or any CAC Insider, to:

Hercules Capital Management VII Corp.
14 Prudential Tower
Singapore 049712
Attn: Fen “Eric” Zhang, Chief Executive Officer
Telephone No.: (949) 899-1827
Email: eric.zhang@hercules.global.

with a copy (which will not constitute notice) to: Loeb and Loeb LLP 345 Park Ave New York, NY 10154 Attn: Ted Paraskevas Telephone No: (212) 407-4971 Email: tparaskevas@loeb.com

If to Seller, to: WISeKey International Holding Ltd. General-Guisan-Strasse 6 CH-6300 Zug, Switzerland Attn: David Briffod Telephone No.: Email:

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Barry I. Grossman, Esq.
           Matthew A. Gray, Esq.
Telephone No.: (212) 370-1300
Email: bigrossman@egsllp.com
            mgray@egsllp.com

If to an Insider, to: the address set forth underneath such Insider’s name on the signature page.

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Barry I. Grossman, Esq.
           Matthew A. Gray, Esq.
Telephone No.: (212) 370-1300
Email: bigrossman@egsllp.com
            mgray@egsllp.com

15

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. Notwithstanding anything to the contrary contained in this Agreement, in the event that a duly executed copy of this Agreement is not delivered to Pubco by a Person receiving Registrable Securities in connection with the Closing, such Person failing to provide such signature shall not be a party to this Agreement or have any rights or obligations hereunder, but such failure shall not affect the rights and obligations of the other parties to this Agreement as among such other parties.

6.5 Entire Agreement. This Agreement (together with the BCA and the Lock-Up Agreements to the extent incorporated herein, and including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the BCA, any other Ancillary Document. Without prejudice to the generality of the foregoing, this Agreement amends, restates, supersedes and replaces in its entirety the First Amended and Restated Registration Agreement. All references to the First Amended and Restated Registration Agreement in any other document shall, from and after the date hereof, be deemed to refer to this Agreement (except to the extent, if any, that such interpretation would conflict with the terms of this Agreement as they refer or pertain to the First Amended and Restated Registration Agreement).

6.6 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

16

6.7 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of Pubco (after the Closing by a majority of the Disinterested Independent Directors), Investors holding a majority-in-interest of the Exchange Investor Registrable Securities, and Investors holding a majority-in-interest of the CAC Investor Registrable Securities; provided, that any amendment or waiver of this Agreement which affects an Investor in a manner materially and adversely disproportionate to other Investors will also require the consent of such Investor. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.8 Remedies Cumulative. In the event a party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9 Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. Each party hereto hereby (i) submits to the exclusive jurisdiction of any state or federal court located in New York County, New York (or in any appellate court therefrom) (the “Specified Courts”) for the purpose of any claim, action, litigation or other legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (a “Proceeding”), and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any Proceeding, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6.3. Nothing in this Section 6.9 shall affect the right of any party to serve legal process in any other manner permitted by applicable Law.

6.10 WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE INVESTORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

17

6.11 Authorization to Act on Behalf of Pubco. The parties acknowledge and agree that from and after the Closing, the Disinterested Independent Directors, by vote, consent, approval or determination of a majority of the Disinterested Independent Directors, are authorized and shall have the sole right to act on behalf of Pubco under this Agreement, including the right to enforce Pubco’s rights and remedies under this Agreement. Without limiting the foregoing, in the event that an Investor serves as a director, officer, employee or other authorized agent of Pubco, such Investor shall have no authority, express or implied, to act or make any determination on behalf of Pubco in connection with this Agreement or any dispute or Action with respect hereto.

6.12 Termination of BCA. This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the BCA is validly terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

6.13 Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

18

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered as of the date first written above.

Pubco:

WISESAT.SPACE HOLDINGS CORP.

By:	/s/ Carlos Moreira
Name:	Carlos Moreira
Title:	Director

CAC:

COLUMBUS ACQUISITION CORP.

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Chief Executive Officer

Sponsor:

HERCULES CAPITAL MANAGEMENT VII CORP.

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Sole Director

CAC Insiders:

/s/ Fen Zhang
Fen Zhang

/s/ Jie Hu
Jie Hu

/s/ M. Anthony Wong
M. Anthony Wong

{Signature Page to Amended and Restated Registration Rights Agreement}

/s/ Kevin McKenzie
Kevin McKenzie

/s/ Qian Xu
Qian Xu

/s/ Mengqi Ding
Mengqi Ding

/s/ Rong Yang Li
Rong Yang Li

/s/ Jing Quan Zhang
Jing Quan Zhang

/s/ John Jiang Shen
John Jiang Shen

/s/ Jingwei Hu
Jingwei Hu

/s/ Zhifeng Zhu
Zhifeng Zhu

/s/ Chunhua Zhu
Chunhua Zhu

Hercules Capital Holding Corp

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Sole Director

Seller:

WISEKEY INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Carlos Moreira
Name:	Carlos Moreira
Title:	Chief Executive Officer

By:	/s/ John O’Hara
Name:	John O’Hara
Title:	Chief Financial Officer

{Signature Page to Amended and Restated Registration Rights Agreement}

Insider:

SEALSQ Corp.

By:	/s/ Carlos Moreira
Name:	Carlos Moreira
Title:	Chief Executive Officer

By:	/s/ John O’Hara
Name:	John O’Hara
Title:	Chief Financial Officer

Address for Notice:

Address:

Telephone No.:

Email:

{Signature Page to Amended and Restated Registration Rights Agreement}